                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                          --------------------------
                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of l934

Date of report (Date of earliest event reported) August 11, 1997

                       SYSTEM SOFTWARE ASSOCIATES, INC.
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            (Exact name of registrant as specified in its charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)

              0-15322                                           36-3144515
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      (Commission File Number)                               (I.R.S. Employer
                                                            Identification No.)

          500 West Madison
          Chicago, Illinois                                        60661
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(Address of principal executive offices)                        (Zip Code)

                                (312) 258-6000
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             (Registrant's Telephone Number, Including Area Code)

                                      N/A
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        (Former name or former address, if changed since last report.)

Item 5.   Other Events
          -----------

     On August 11, 1997, the Registrant issued a press release announcing its revenues for the third fiscal quarter ended July 31, 1997. A copy of the press release is attached as an exhibit.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

 (c)      Exhibits
          --------

          99   Press Release dated August 11, 1997.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SYSTEM SOFTWARE ASSOCIATES, INC.


Date August 11, 1997              BY: /s/ Joseph J. Skadra
                                      -----------------------------------------
                                      Joseph J. Skadra, Chief Financial Officer